UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

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DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 6, 2022

TO THE STOCKHOLDERS OF DIGITAL WORLD ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Digital World Acquisition Corp., which we refer to as “we,” “us,” “our,” “Digital World” or the “Company,” to be held at [10:00 a.m.] Eastern Time on September 6, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/dwacspac/ext2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated                     , 2022, and is first being mailed to stockholders of the Company on or about                     , 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the request of ARC Global Investments II, LLC, a Delaware limited liability company (the “Sponsor”), and approval by the Company’s board of directors, the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on September 8, 2021, which we refer to as the “IPO,” up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2022 (the “Termination Date”) up to September 8, 2023) or such earlier date as determined by the board of directors, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, DWAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Digital World, Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), the Sponsor in the capacity as the representative of the stockholders of Digital World, and TMTG’s General Counsel in his capacity as the representative of the stockholders of TMTG. On December 4, 2021, in support of the Business Combination, Digital World entered into securities purchase agreements with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination. The shares are initially convertible into 29,761,905 shares of Digital World common stock, subject to upward adjustment as described herein. The PIPE is conditioned on the concurrent closing of the Business Combination and other customary closing conditions. For more information about the Business Combination and the PIPE, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2021, October 26, 2021, December 6, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 1, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on August 12, 2022 was $29.76. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we do not consummate the Business Combination by September 8, 2022, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor owns 5,490,000 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 1,133,484 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, our Chief Financial Officer owns 10,000 Founder Shares, each of our independent directors (including one former director) owns 7,500 Founder Shares, and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. In addition, our Chief Executive Officer and Chairman has beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, subject to the terms of the Merger Agreement, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on August 12, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $2,875,000 (the “Extension Payment”) for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

, 2022	By Order of the Board of Directors

Patrick Orlando
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 6, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/dwacspac/ext2022.

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 6, 2022

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Digital World Acquisition Corp., which we refer to as the “we,” “us,” “our,” “Digital World” or the “Company,” will be held at [10:00 a.m.] Eastern Time on September 6, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/dwacspac/ext2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the request of ARC Global Investments II, LLC, a Delaware limited liability company (the “Sponsor”), and approval by the Company’s board of directors (the “Board”), the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on September 8, 2021, which we refer to as the “IPO,” up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2022 (the “Termination Date”) up to September 8, 2023) or such earlier date as determined by the Board, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, DWAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Digital World, Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), the Sponsor in the capacity as the representative of the stockholders of Digital World, and TMTG’s General Counsel in his capacity as the representative of the stockholders of TMTG. On December 4, 2021, in support of the Business Combination, Digital World entered into securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (“Preferred Stock”) for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination. The shares are initially convertible into 29,761,905 shares of Digital World common stock, subject to upward adjustment as described herein. The PIPE is conditioned on the concurrent closing of the Business Combination and other customary closing conditions as set forth in the SPA. For more information about the Business Combination and the PIPE, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2021, October 26, 2021, December 6, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time (the “Form S-4”).

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Extension Amendment Proposal is required for the implementation of the plan of the Board, to extend the date by which the Company has to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $294 million that was in the Trust Account as of August 12, 2022, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

The Sponsor owns 5,490,000 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 1,133,484 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, our Chief Financial Officer owns 10,000 Founder Shares, each of our independent directors (including one former director) owns 7,500 Founder Shares, and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. In addition, our Chief Executive Officer and Chairman has beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 1, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on August 12, 2022 was $29.76. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we do not consummate the Business Combination by September 8, 2022, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,490,000 Founder Shares that were issued to the Sponsor prior to our IPO and 1,133,484 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, our Chief Financial Officer owns 10,000 Founder Shares, each of our independent directors (including one former director) owns 7,500 Founder Shares, and eleven anchor investors own the remaining 1,650,000 Founder Shares. Our Chief Executive Officer and Chairman has beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $2,875,000 (the “Extension Payment”) for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the

“Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on September 8, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on August 12, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 30,027,234 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Saratoga Proxy Consulting LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $25,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated                     , 2022 and is first being mailed to stockholders on or about                     , 2022.

, 2022	By Order of the Board of Directors

Patrick Orlando
Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on December 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On September 8, 2021, we consummated our IPO from which we derived gross proceeds of 287,500,000 in the aggregate and completed the private sales of Private Placement Units from which we derived gross proceeds of $11,334,840. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially September 8, 2022. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to that certain Merger Agreement, dated as of October 20, 2021, and as amended on May 11, 2022, by and among us, TMTG and the other parties thereto. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

What is being voted on?

You are being asked to vote on:

•  a proposal to amend our charter to extend, upon the request of the Sponsor and approval by the Board, the period of time for us to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2022 to September 8, 2023 or such earlier date as determined by the Board; and

•  a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $294 million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we have not consummated the Business Combination by September 8, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?	Our charter provides that we have until September 8, 2022 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend, upon the request of the Sponsor and approval by the Board, the period of time for us to (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO, up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2022 to September 8, 2023) or such earlier date as determined by the Board.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination.

Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the Extension Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before September 8, 2022. If we complete the Business Combination on or before September 8, 2022, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 17.9% of our issued and outstanding shares of common stock, including 5,537,500 Founder Shares and 1,133,484 Private Placement Units. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 20, 2022 (or after December 20, 2022 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination.

Additionally, the securities purchase agreements with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date. The Company will discuss an extension of the Merger Agreement, the PIPE securities purchase agreements and related registration rights obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. However, it is possible that the parties may determine to restructure or renegotiate such arrangements in view of evolving market and regulatory conditions. There can be no assurance that we can sustain sufficient PIPE commitments or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG. Please refer to the section entitled “Risk Factors” more information about the risks relating to the Business Combination and PIPE in the event the Extension is implemented.

If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. Please pay particular attention to the section entitled “Risk Factors” in this proxy statement for more information about the risks relating to the proposed Extension Amendment.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of

$2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•  Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•  Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 7479251#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to info@dwacspac.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and shares of Class A common stock underlying the Private Placement Units, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 18,607,368 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on August 12, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 30,027,234 shares of our Class A common stock and 7,187,500 shares of our Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 5,537,500 Founder Shares (purchased for $25,000) and 1,133,484 Private Placement Units (purchased for $11,334,840), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination with TMTG or any other target by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 1, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Saratoga Proxy Consulting LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $25,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Saratoga Proxy Consulting LLC, at (888) 368-0379 or by email at info@saratogaproxy.com.

You may also contact us at: Digital World Acquisition Corp., info@dwacspac.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Business Combination or the PIPE;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 13, 2022 and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 13, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on November 22, 2021 and May 19, 2022, the Form S-4 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination or any related financing.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination with TMTG following the SEC declaring the Form S-4 effective, which includes our preliminary proxy statement/prospectus for the Business Combination. The Form S-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective. Additional extensions past the Extended Date may be required, which may subject Digital World and its stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with TMTG.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 20, 2022 (or after December 20, 2022 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand. Additionally, the securities purchase agreements with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date. The Company will discuss an extension of the Merger Agreement, the PIPE securities purchase agreements and related obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. However, it is possible that the parties may determine to restructure or renegotiate such arrangements in view of evolving market and regulatory conditions., Under the terms of the Merger Agreement, TMTG is not required to consummate the Business Combination if the Company does not have at least $60,000,000 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders) (the “Minimum Cash Condition”). There can be no assurance that we can sustain sufficient PIPE commitments to meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to meet the Minimum Cash Condition or to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Digital World may issue a substantial number of additional shares of common or preferred stock to complete the Business Combination and the PIPE, any one of which would dilute the interest of Digital World’s stockholders and likely present other risks. Specifically, pursuant to the Merger Agreement with TMTG, Digital World will issue up to 88,948,023 shares of common stock to TMTG securtiyholders at the closing of the Business Combination. This number is based on $875,000,000, subject to adjustments for TMTG’s closing debt, net of cash and unpaid transaction expenses, plus the additional contingent right to receive certain earnout shares after the closing of the Business Combination, and excluding any additional shares issuable after Closing upon conversion of certain TMTG convertible notes.

As of the record date, Digital World had 30,027,234 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding. There are currently no shares of preferred stock issued and outstanding. Digital World may issue a substantial number of additional shares of common or preferred stock to complete the Business Combination or the PIPE.

Pursuant to the Merger Agreement with TMTG, Digital World will issue up to 88,948,023 shares of common stock to TMTG securtiyholders at the closing of the Business Combination. This number is based on $875,000,000, subject to adjustments for TMTG’s closing debt, net of cash and unpaid transaction expenses, plus the additional contingent right to receive certain earnout shares after the closing of the Business Combination, and excluding any additional shares issuable after Closing upon conversion of certain TMTG convertible notes.

On December 4, 2021, in support of the Business Combination, Digital World entered into SPAs with the PIPE Investors, pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Preferred Stock for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a PIPE to be consummated concurrently with the Closing. The Preferred Stock have an initial conversion price per share of $33.60 and are initially convertible into 29,761,905 shares of Digital World common stock, which number of shares are subject to upward adjustment as described herein, including for certain penalties relating to the failure to register the shares of common stock underlying the Preferred Stock within the requisite time period, to up to 100,000,100 shares of common stock.

Additionally, in connection with the PIPE, the Sponsor, as majority holder of Digital World’s Class B common stock, waived certain anti-dilution rights of the holders of Class B common stock (the “Class B Holders”) to any increase in the number of shares of Class A common stock issuable upon conversion of the Class B common stock. In exchange for such waiver (“Waiver Letter”), and in the event that the transactions contemplated by the SPA are consummated in accordance with its terms, the Class B Holders will be entitled to receive (i) an aggregate of 744,048 shares of Class A common stock (the “Anti-dilution Shares”) and (ii) warrants to purchase an aggregate of 744,048 shares of Class A common stock at an exercise price per share of $33.60 for a term of five years. The warrants shall otherwise have terms, including but not limited to registration rights, that are substantially identical to the warrants previously issued to the Class B Holders and shall not contain any anti-dilution or reset provisions, except for standard adjustments for any stock splits, stock dividends, recapitalizations and similar events.

The issuance of any such additional shares of common or preferred stock:

•	may significantly dilute the equity interest of existing investors;

•	may subordinate the rights of holders of common stock if preferred stock is issued with rights senior to those afforded Digital World’s common stock;

•	could cause a change in control if a substantial number of common stock is issued, which may affect, among other things, Digital World’s ability to use its net operating loss carry forwards; and

•	may adversely affect prevailing market prices for the combined entity’s common stock and/or warrants.

Failure by the combined company to timely file and to obtain and maintain effectiveness of any registration statement required to be filed under the Registration Rights Agreement will result in the combined company paying to each PIPE Investor an amount in cash, as liquidated damages, which will adversely affect the operation of the combined company. In addition, the combined company may need to file multiple registration statements to register all of the shares of common stock, which could give rise to conversions at lower prices.

The PIPE Investors are entitled to certain registration rights, pursuant to which Digital World is required to file a resale registration statement for all of the shares of common stock issuable upon conversion of the Preferred Stock held by the PIPE Investors (the “Initial Resale Registration Statement”), and the parties agreed that such registration statement would be declared effective no later than the Closing of the Business Combination, subject to certain exceptions, including, but not limited to, that the effectiveness date of the Initial Resale Registration Statement may be postponed to the earliest date following the Closing that the SEC will permit in the event that Digital World has cleared all SEC comments on the Initial Resale Registration Statement but the Initial Resale Registration Statement is not permitted to be declared effective as of the date of the Closing of the Business Combination. Thereafter, the combined company will be required to register and to maintain the registration for all shares underlying the Preferred Stock until the effective date of the Business Combination.

Failure by the combined company to timely file and to obtain and maintain effectiveness of any registration statement required to be filed under the Registration Rights Agreement will result in the combined company paying to each PIPE Investor an amount in cash, as liquidated damages and not as a penalty, equal to (A) with respect to the first two months, 2% of the subscription price paid by each PIPE Investor for any unregistered registrable securities, plus (B) with respect to the third month and beyond, 6% of the subscription price paid by each PIPE Investor for any unregistered registrable securities. In no case will the maximum aggregate liquidated damages payable to a PIPE Investor exceed 20% of the subscription price paid by such PIPE Investor. If the combined company fails to pay any liquidated damages in full within seven days after the date payable, the combined company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the PIPE Investor, until such amounts, plus all such interest thereon, are paid in full, subject to the aggregate limitation. In addition, if the Initial Resale Registration Statement cannot register all of the shares of common stock issuable upon conversion of the Preferred Stock and additional registration statements are required, the conversion price is subject to downward adjustment, which could result in the combined company having to issue up to 100,000,100 shares of common stock, in the aggregate, to the PIPE Investors.

In view of the foregoing, it is possible that the parties may determine to restructure or renegotiate the PIPE arrangements in view of evolving market and regulatory conditions. There is no assurance that such terms can be renegotiated on favorable terms, if at all, or that we will be able to secure an alternative financing transaction to support the Business Combination.

Regulatory delays, currently and potentially in the future, could cause us to be unable to consummate the Business Combination.

Since our Board approved the Business Combination, we have experienced a number of regulatory delays, and we and TMTG may continue to experience additional delays in the future. These delays could cause us to be unable to consummate the Business Combination. Both the SEC and the Department of Justice are investigating certain matters relating to our business combination activities. We have been informed that we are the subject of an investigation pursuant to Section 8(e) of the Securities Act, with respect to the Form S-4 relating to the Business Combination. We and certain of our directors recently received subpoenas from the SEC seeking various documents regarding, among other things, our due diligence regarding TMTG, communications regarding and due diligence of potential targets other than TMTG, and relationships and communications between and among us (and/or certain of our officers and directors) and other entities (including the Sponsor and certain advisors, including our underwriter and financial advisor in the IPO). In addition, we and each member of our Board received grand jury subpoenas seeking certain of the same documents demanded in the above-referenced SEC subpoenas, along with requests relating to our S-1 filings, communications with or about multiple individuals, and information regarding Rocket One Capital. These subpoenas, and the underlying investigations by the Department of Justice and the SEC, can be expected to delay effectiveness of the Form S-4, which could materially delay, materially impede, or prevent the consummation of the Business Combination. Additionally, any resolution of the investigation could result in the imposition of significant penalties, injunctions, prohibitions on the conduct of our business, damage to our reputation and other sanctions against us.

Additionally, although we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”). It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is ARC Global Investments II LLC, a Delaware limited liability company. The sponsor currently owns 5,490,000 shares of our Class B common stock prior to our IPO, and 1,133,484 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Patrick Orlando, the Company’s Chief Executive Officer and Chairman and a U.S. citizen, is sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 17.2% minority interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons. Approximately 82.8% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and, to the best of our knowledge, none of the Sponsor members who are U.S. persons have substantial ties with non-U.S. persons on a look-through basis. Of the approximately 17.2% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, approximately 8.0% of interests are owned by persons in Guatemala, approximately 4.4% of interests are owned by persons in El Salvador, approximately 4.2% of interests are owned by persons in Brazil, approximately 0.5% of interests are owned by persons in Peru and approximately 0.1% of interests are owned by persons in Mexico. The Sponsor is expected to own no more than 8.1% of the combined company following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and TMTG a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with TMTG falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or our sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in TMTG and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. Additional extensions past the Extended Date may be required, which may subject Digital World and its stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with TMTG.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. There are no assurances that the Extension will enable us to complete a business combination within 24 months. Given the regulatory delays, currently and potentially in the future, possible amendments to the Merger Agreement and/or SPAs, and potential restructuring of the Business Combination and PIPE, we may seek a further extension, past the Extension Date, to a date beyond 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,490,000 Founder Shares that were issued to the Sponsor prior to our IPO and 1,133,484 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, our Chief Financial Officer owns 10,000 Founder Shares, each of our independent directors (including one former director) owns 7,500 Founder Shares, and eleven anchor investors own the remaining 1,650,000 Founder Shares. Our Chief Executive Officer and Chairman has beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting TMTG for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The success of the Business Combination depends in part on the popularity of TMTG’s brand and the reputation and popularity of its Chairman, President Donald J. Trump. The value of TMTG’s brand may diminish if the popularity of President Trump were to suffer. Adverse reactions to publicity relating to President Trump, or the loss of his services, could adversely affect TMTG’s revenues, results of operations and its ability to maintain or generate a consumer base, as well as the outcome of the proposed Business combination.

While TMTG believes there is sufficient demand for a true free speech platform, the image, reputation, popularity and talent of its Chairman, President Trump will be important factors to its success. According to The Hill, only 30% of people surveyed would use a social media site associated with President Trump. In addition, according to a survey published in The New York Post, only 60% of Republicans would use such a platform. In order to be successful, TMTG will need millions of those people to register and regularly use TMTG’s platform. If President Trump becomes less popular or there are further controversies that damage his credibility or the desire of people to use a platform associated with him, and from which he will derive financial benefit, TMTG’s results of operations, as well as the outcome of the proposed Business combination, could be adversely affected.

We have incurred and expects to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and TMTG expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and TMTG may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $12 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 20, 2022, the SPAs may be terminated upon the termination of the Merger Agreement, and you may not have the chance to vote on the Business Combination.

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, (i) by mutual consent of TMTG and Digital World, (ii) by either Digital World or TMTG if any of the conditions to the closing of the Business Combination (the “Closing”) have not been satisfied or waived by September 20, 2022 (the “Outside Date”), provided that Digital World may extend the Outside Date if its obtains one or more extensions of the time it has to consummate its initial business combination, and provided further that this termination right shall not be available to Digital World or TMTG if the breach by such party (i.e., either Digital World or DWAC Merger Sub Inc. on one hand, or TMTG, on the other hand) of the Merger Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date, (iii) by either Digital World or TMTG if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting, or if any law is in effect making illegal, the transactions contemplated by the Merger Agreement, (iv) by either Digital World or TMTG for the other party’s uncured breach (subject to certain materiality qualifiers and cure periods), (v) by Digital World if there has been an event after the signing of the Merger Agreement that has a material adverse effect (as defined in the Merger Agreement) on TMTG (but excluding a qualifying settlement of certain litigation in which TMTG is involved) that is uncured and continuing, (vi) by TMTG if there has been an event after the signing of the Merger Agreement that has a material adverse effect on Digital World that is uncured and continuing, (vii) by either Digital World or TMTG if approval for the Business Combination and the other required stockholder proposals are not obtained at the Digital World’s special meeting of stockholders to approve the Business Combination, (viii) by either Digital World or TMTG if a special meeting of TMTG’s stockholders is held and TMTG’s stockholder shall not have approved the Merger Agreement and the Business Combination and related matters and (ix) by the mutual and reasonable written consent of Digital World and TMTG in the event that that any required approval of the SEC or any other governmental authority cannot be obtained by the Outside Date, as such date may be extended.

In addition, the SPAs may be terminated, under certain circumstances, among others, upon the earlier to occur of (a) the mutual written agreement of the parties thereto, and (b) the termination (for any reason) of the Merger Agreement by any party to the same, or if the Business Combination is not consummated by the Outside Date.

In the period leading up to the Closing, other events may occur that, pursuant to the Merger Agreement, would require Digital World to agree to amend the Merger Agreement to consent to certain actions or to waive rights that Digital World is entitled to under those agreements. Such events could arise because of changes in the course of TMTG’s business, a request by TMTG to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on TMTG’s business and would entitle Digital World to terminate the Merger Agreement, as applicable. In any of such circumstances, it would be in the discretion of Digital World, acting through its Board, to grant its consent or waive its rights. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained.

Moreover, in the event that the Merger Agreement is terminated, the PIPE arrangements are terminated or a special meeting of stockholders to approve the Business Combination is not held, you may not have the chance to vote on the Business Combination.

During the pendency of the Business Combination, Digital World will not be able to enter into a business combination with another party because of restrictions in the Merger Agreement. Furthermore, certain provisions of the Merger Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Merger Agreement. There can be no assurance that Digital World will find an alternative target if it is unable to consummate the Business Combination with TMTG.

Covenants in the Merger Agreement impede the ability of Digital World to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, Digital World may be at a disadvantage to its competitors during that period. In addition, while the Merger Agreement is in effect, neither Digital World nor TMTG may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a merger, material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be favorable to Digital World’s stockholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Merger Agreement due to the passage of time during which these provisions have remained in effect.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by a domestic corporation beginning in 2023, with certain exceptions (the “Excise Tax”). Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” within the meaning of the Inflation Reduction Act, and while not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, unless an exemption is available. Issuances of securities in connection with any PIPE transaction at the time of our initial business combination are expected to reduce the amount of the Excise Tax in connection with redemptions at such time, but if for any reason the currently contemplated PIPE transaction is substantially reduced or does not proceed on its current terms and Digital World pursues a PIPE on different terms, the number of securities redeemed may exceed the number of securities issued in any resulting PIPE transaction, and the amount of the Excise Tax could be substantial. Consequently, the value of your investment in our securities may decrease as a result of the Excise Tax. In addition, the Excise Tax may make a transaction with us less appealing to potential business combination targets, and thus, potentially hinder our ability to enter into and consummate an initial business combination, particularly an initial business combination in which PIPE issuances are not substantial. Further, the application of the Excise Tax in the event of a liquidation is uncertain, and the proceeds held in the Trust Account could be subject to the Excise Tax, in which case the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

BACKGROUND

We are a blank check company formed in Delaware on December 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 30,027,234 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 14,375,000 shares of Class A common stock as part of our IPO, along with an aggregate of 566,742 warrants (convertible into an aggregate of 566,742 shares of Class A common stock) underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $293,250,000 of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $294 million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 3109 Grand Ave #450, Miami, FL 33133.

TMTG Business Combination

Merger and PIPE Agreements

As previously announced, we entered into the Merger Agreement on October 20, 2021, and an amendment to the Merger Agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

On December 4, 2021, in support of the Business Combination, Digital World entered into SPAS with certain PIPE Investors, pursuant to which the investors agreed to purchase an aggregate of 1,000,000 shares of the Preferred Stock, for a purchase price of $1,000 per share of Preferred Stock, for an aggregate commitment of $1,000,000,000 in a PIPE to be consummated concurrently with the Closing. The shares of Preferred Stock have an initial conversion price per share of $33.60 and are initially convertible into an aggregate of 29,761,905 shares of common stock (subject to downward adjustment). The price is subject to further downward adjustment to a 40% discount to Digital World’s volume-weighted average closing price for the ten trading days following the day of the Business Combination, with a floor price of $10.00. The closing of the PIPE is conditioned on the concurrent closing of the Business Combination and other closing conditions.

The PIPE Investors are also entitled to certain registration rights pursuant to a Registration Rights Agreement pursuant to which Digital World is required to file an Initial Resale Registration Statement for all of the shares of common stock issuable upon conversion of the Preferred Stock held by the PIPE Investors within 10 days following the filing of the Form S-4 and for such registration statement to be declared effective no later than the closing of the Business Combination, subject to certain exceptions, including, but not limited to, that the effectiveness date of the Initial Resale Registration Statement may be postponed to the earliest date following the Closing that the SEC will permit in the event that Digital World has cleared all SEC comments on the Initial Resale Registration Statement but the Initial Resale Registration Statement is not permitted to be declared effective as of the date of the Closing of the Business Combination. Thereafter, the combined entity will be required to register and to maintain the registration for all shares underlying the Preferred Stock until the effective date of the Business Combination.

In connection with the PIPE and in accordance with Section 4.3(b)(ii) of DWAC’s charter, the Sponsor, as majority holder of DWAC’s Class B common stock, waived certain anti-dilution rights of the Class B Holders to any increase in the number of shares of Class A common stock issuable upon conversion of the Class B common stock. In exchange for such waiver, and in the event that the transactions contemplated by the SPA are consummated in accordance with its terms, the Class B Holders will be entitled to receive (i) an aggregate of 744,048 shares of Anti-dilution Shares and (ii) warrants to purchase an aggregate of 744,048 shares of Class A common stock (the “Warrants”) at an exercise price per share of $33.60 for a term of five years. The Warrants shall otherwise have terms, including but not limited to registration rights, that are substantially identical to the warrants previously issued to the Class B Holders and shall not contain any anti-dilution or reset provisions, except for standard adjustments for any stock splits, stock dividends, recapitalizations and similar events.

For more information about the PIPE and the terms of the Preferred Stock, see our Current Reports on Form 8-K filed with the SEC on December 6, 2021, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Status of Business Combination and PIPE

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, (i) by mutual consent of TMTG and Digital World, (ii) by either Digital World or TMTG if any of the conditions to the Closing F have not been satisfied or waived by the Outside Date, provided that Digital World may extend the Outside Date until December 20, 2022 if its obtains one or more extensions of the time it has to consummate its initial business combination, and provided further that this termination right shall not be available to Digital World or TMTG if the breach by such party (i.e., either Digital World or DWAC Merger Sub Inc. on one hand, or TMTG, on the other hand) of the Merger Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date, (iii) by either Digital World or TMTG if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting, or if any law is in effect making illegal, the transactions contemplated by the Merger Agreement, (iv) by either Digital World or TMTG for the other party’s uncured breach (subject to certain materiality qualifiers and cure periods), (v) by Digital World if there has been an event after the signing of the Merger Agreement that has a material adverse effect (as defined in the Merger Agreement) on TMTG (but excluding a qualifying settlement of certain litigation in which TMTG is involved) that is uncured and continuing, (vi) by TMTG if there has been an event after the signing of the Merger Agreement that has a material adverse effect on Digital World that is uncured and continuing, (vii) by either Digital World or TMTG if approval for the Business Combination and the other required stockholder proposals are not obtained at the Digital World’s special meeting of stockholders to approve the Business Combination, (viii) by either Digital World or TMTG if a special meeting of TMTG’s stockholders is held and TMTG’s stockholder shall not have approved the Merger Agreement and the Business Combination and related matters and (ix) by the mutual and reasonable written consent of Digital World and TMTG in the event that that any required approval of the SEC or any other governmental authority cannot be obtained by the Outside Date, as such date may be extended.

In addition, the SPAs may be terminated, under certain circumstances, among others, upon the earlier to occur of (a) the mutual written agreement of the parties thereto, and (b) the termination (for any reason) of the Merger Agreement by any party to the same, or if the Business Combination is not consummated by the Outside Date.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 20, 2022 (or after December 20, 2022 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand. Additionally, the securities purchase agreements with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date.

The Company will discuss an extension of the Merger Agreement, PIPE securities purchase agreements and related obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. However, it is possible that the parties may determine to restructure or renegotiate such arrangements in view of evolving market and regulatory conditions., Under the terms of the Merger Agreement, TMTG is not required to consummate the Business Combination if the Company does not have at least $60,000,000 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders). There can be no assurance that we can sustain sufficient PIPE commitments to meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

Regulatory Approvals/Investigations

We have been informed that we are the subject of an investigation pursuant to Section 8(e) of the Securities Act, with respect to the Form S-4 relating to the Business Combination. We and certain of our directors recently received subpoenas from the SEC seeking various documents regarding, among other things, our due diligence regarding TMTG, communications regarding and due diligence of potential targets other than TMTG, and relationships and communications between and among us (and/or certain of our officers and directors) and other entities (including the Sponsor and certain advisors, including our underwriter and financial advisor in the IPO). In addition, we and each member of our Board received grand jury subpoenas seeking certain of the same documents demanded in the above-referenced SEC subpoenas, along with requests relating to our S-1 filings, communications with or about multiple individuals, and information regarding Rocket One Capital. These subpoenas, and the underlying investigations by the Department of Justice and the SEC, can be expected to delay effectiveness of the Form S-4, which could materially delay, materially impede, or prevent the consummation of the Business Combination. Additionally, any Ay resolution of the investigation could result in the imposition of significant penalties, injunctions, prohibitions on the conduct of our business, damage to our reputation and other sanctions against us.

Other than the investigations described above, we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the Hart-Scott-Rodino Act, which has occurred. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act

of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Patrick Orlando, the Company’s Chief Executive Officer and Chairman and a U.S. citizen, is sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 17.2% minority interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons. Approximately 82.8% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis, and, to the best of our knowledge, none of the Sponsor members who are U.S. persons have substantial ties with non-U.S. persons on a look-through basis. Of the approximately 17.2% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, approximately 8.0% of interests are owned by persons in Guatemala, approximately 4.4% of interests are owned by persons in El Salvador, approximately 4.2% of interests are owned by persons in Brazil, approximately 0.5% of interests are owned by persons in Peru and approximately 0.1% of interests are owned by persons in Mexico. The Sponsor is expected to own no more than 8.1% of the combined company following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” under such rules and regulations and TMTG a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with TMTG falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we are a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in TMTG and the chance of realizing future gains on your investment through any price appreciation in the combined company.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the

Business Combination, to resolve the above-mentioned investigations within the requisite time period, to maintain PIPE commitments on favorable terms or secure an alternate financing transaction to support the Business Combination with TMTG, or to find an alternate target if we are unable to consummated a Business Combination with TMTG, may require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we have not consummated the Business Combination by September 8, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see Company’s Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until September 8, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the Merger Agreement on October 20, 2021 and amended such agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 8, 2022 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by our charter and we have not consummated the Business Combination by September 8, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Extension Payment, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $294 million held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination, to resolve the above-mentioned investigations within the requisite time period, to maintain PIPE commitments on favorable terms or secure an alternate financing transaction to support the Business Combination with TMTG, or to find an alternate target if we are unable to consummated a Business Combination with TMTG, may require us to liquidate. If we liquidate, our public shareholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 1, 2022.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 1, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on September 1, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 1, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date was $29.76.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on September 1, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its

Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at [10:00 a.m.] Eastern Time on September 6, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/dwacspac/ext2022. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/dwacspac/ext2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 7479251#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on August 12, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Class A common stock outstanding on the record date, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 30,027,234 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Saratoga Proxy Consulting LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at (888) 368-0379 or by email at info@saratogaproxy.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 5,537,500 Founder Shares and 1,133,484 shares of Class A common stock underlying the Private Placement Units, representing approximately 17.9% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors and officers do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 5,490,000 Founder Shares and 1,133,484 Private Placement Units, all such securities beneficially owned by our Chairman and Chief Executive Officer In addition, our Chief Financial Officer owns 10,000 Founder Shares, each of our independent directors (including one former director) owns 7,500 Founder Shares, and eleven anchor investors own the remaining 1,650,000 Founder Shares. Our Chief Executive Officer and Chairman has beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having intially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time, for more information about the interests of our Sponsor, directors and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until September 8, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. In the event that the Company has not consummated an initial business combination by September 8, 2022, upon the Sponsor’s request, the Company may extend the period of time to consummate a business combination up to two times, each by an additional three months, for an aggregate of 6 additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $2,875,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

As previously announced, we entered into the Merger Agreement on October 20, 2021 and amended such agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before September 8, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 8, 2022 to the Extended Date, in the event we cannot consummate the Business Combination by September 8, 2022.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC October 21, 2021, October 26, 2021 and May 17, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 8, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

As of the record date, there were 30,027,234 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock (2)		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Patrick Orlando (3)	1,133,484	3.8%	5,490,000	76.0%	17.8%
Luis Orleans-Braganza	—	—	10,000	*	*
Lee Jacobson	—	—	7,500	*	*
Bruce J. Garelick (4)	—	—	7,500	*	*
Justin Shaner	—	—	7,500	*	*
Eric Swider	—	—	7,500	*	*
Rodrigo Veloso	—	—	7,500	*	*
All directors and executive officers as a group (7 individuals)	1,133,484	3.8%	5,537,500	77.0%	17.9%
Other 5% Stockholders
ARC Global Investments II LLC (the Sponsor) (3)	1,133,484	3.8%	5,490,000	76.0%	17.8%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Digital World Acquisition Corp., 3109 Grand Ave #450, Miami, Florida 33133.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

ARC Global Investments II LLC, our Sponsor, is the record holder of the securities reported herein. Patrick Orlando, our Chairman and Chief Executive Officer, is the managing member of our Sponsor. By virtue of this relationship, Mr. Orlando may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Mr. Orlando disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(4)	Mr. Garelick resigned from the Board, effective June 22, 2022.

The table above does not include the shares of common stock underlying the private placement warrants underlying the Private Placement Units held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2022 annual meeting of stockholders will be held no later than December 31, 2022.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2022 Annual Meeting, assuming the meeting is held on or about December 31, 2022, notice of a nomination or proposal must be delivered to us no later than October 2, 2022 and no earlier than September 2, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before September 8, 2022, there will be no annual meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at info@dwacspac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Saratoga Proxy Consulting LLC

520 Eighth Ave, 14th Floor

New York, NY 10018

(888) 368-0379

info@saratogaproxy.com

You may also obtain these documents by requesting them via e-mail from the Company at info@dwacspac.com.

If you are a stockholder of the Company and would like to request documents, please do so by September 1, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DIGITAL WORLD ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

DIGITAL WORLD ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Digital World Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 2, 2021 (the “Original Amended and Restated Certificate of Incorporation”). A Certificate of Correction was filed in the office of the Secretary of State of the State of Delaware on May 18, 2022 to correct an inaccuracy of Section 9.1(c) of the Original Amended and Restated Certificate of Incorporation (the “Amendment to the Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 26, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 12 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (or such a later date pursuant to the extension set forth under Section 9.1(c), the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

5.	The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

(c)

In the event that the Corporation has not consummated an initial Business Combination within 12 months from the date of the closing of the Offering, upon the Sponsor’s request and approval by the Corporation’s board of directors, the Corporation may extend the period of time to consummate a Business Combination up to four times, each by an additional three months, for an aggregate of 12 additional months.

IN WITNESS WHEREOF, Digital World Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this          day of September, 2022.

DIGITAL WORLD ACQUISITION CORP.

By:
Name:	Patrick Orlando
Title:	Chairman and Chief Executive Officer

A-2

PRELIMINARY PROXY — SUBJECT TO COMPLETION

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

SPECIAL MEETING OF STOCKHOLDERS

September 6, 2022

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 6, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated                     , 2022 and Proxy Statement, dated                     , 2022, in connection with the special meeting to be held at [10:00 a.m.] Eastern Time on September 6, 2022 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Patrick Orlando and Luis Orleans-Braganza (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 6, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/dwacspac/ext2022.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend, upon the request of ARC Global Investments II LLC and approval by the Company’s Board of Directors, the period of time for the Company to complete a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2022 to September 8, 2023) or such earlier date as determined by the Board of Directors, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.